SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 4, 2002

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

     By press release dated April 3, 2002 the Registrant announced to the general public that it had entered into a memorandum of understanding with an affiliate of Chevron Texaco Corp. with respect to joint development by the two companies of property located on the waterfront in East Providence, Rhode Island.

     A description of the foregoing is contained in the press release referred to above, a copy of which is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     The following exhibit is filed with this report:

     Exhibit 20 - Press Release dated April 3, 2002

                                    Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Robert J. Easton
                                        --------------------
                                    Robert J. Easton, Treasurer
                                    (Principal financial officer and
                                    Principal accounting officer)

Date: April 4, 2002

                                                                      Exhibit 20
                                                                      ----------

                                       -----------------------------------------
                                       Providence and Worcester Railroad Company
                                       -----------------------------------------

Contact: Mary A. Tanona

75   Hammond Street
Worcester, MA  01610

Phone  (508) 755-4000, ext. 365
Fax  (508) 795-0748
mtanona@pwrr.com


Press Release

                    Providence and Worcester Railroad Company
             to Work with ChevronTexaco Corp. on Waterfront Property

Worcester,  MA, April 3, 2002,  Providence and Worcester Railroad Company (AMEX:
"PWX") (P&W) confirmed today that it has entered into a memorandum of understanding with an affiliate of ChevronTexaco Corp. (Chevron) with respect to joint development by the two companies of property located on the waterfront in East Providence, Rhode Island.

P&W owns a 45-acre site known as the South Quay, which consists of a 33-acre parcel created over a period of years between 1979 and 1998 by P&W's filling of tide flowed land on the Providence River, and an adjacent 12-acre parcel. P&W's fee simple absolute title to the 33-acre parcel was confirmed by the Rhode Island Supreme Court in 1999, and its fee simple absolute title to the 12-acre parcel was confirmed by the Rhode Island Superior Court in 2000. Chevron owns the 30-acre parcel immediately to the south of the South Quay.

"75 acres situated on the waterfront just across the harbor from Providence, and a short drive from other major New England cities, offers a unique opportunity for development," said Orville R. Harrold, P&W's president. "We are pleased to be exploring the possibilities with both Chevron and the City of East Providence. In addition, P&W and the City of East Providence have been working to improve access to the South Quay, which should enhance the development potential of this site."

P&W is a regional freight railroad operating in the states of Massachusetts, Rhode Island, Connecticut and New York. P&W transports a wide variety of commodities, including construction aggregate, iron and steel products, chemicals, lumber, scrap metals, plastic resins, cement, processed foods and edible food stuffs, such as frozen foods, corn syrup and animal and vegetable oils. By agreement with a private operator, P&W also operates two approved customs bonded intermodal yards in Worcester, MA, primarily for the movement of container traffic from the Far East destined for points in New England.

--------------------- This release contains "forward-looking statements" within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission.


Contact Person:   P&W:  Mary A. Tanona
                        (508) 755-4000 (x365)